Exhibit  32
                              THE GILLETTE COMPANY
                                 Certification
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)


Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of The Gillette Company, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 5, 2003                   /s/ James M. Kilts
                                        ------------------------------
                                        James M. Kilts
                                        Chairman of the Board
                                        and Chief Executive Officer


Date:  August 5, 2003                   /s/ Charles W. Cramb
                                        ------------------------------
                                        Charles W. Cramb
                                        Senior Vice President
                                        and Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

A signed original of this written statement required by Section 906 has been provided to The Gillette Company and will be retained by The Gillette Company and furnished to the Securities and Exchange Commission or its staff upon request.